UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2021

Date of Report (Date of earliest event reported)

HIRU Corp.

(Exact name of registrant as specified in its charter)

Georgia	001-13226	58-1861457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3331 North 35th Avenue Phoenix, Arizona	85017
(Address of principal executive offices)	(Zip Code)

(908) 208-4486

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - Corporate Governance and Management Item

5.01 Changes in Control of Registrant.

On or about March 1, 2021, Kathryn Gavin, a resident of the State of Arizona, acquired effective voting control of HIRU Corporation (hereinafter referred to as the “Company”) from Miro Zecevic and Mina Mar Group, Inc., a Florida corporation.

The Company’s new address is 3331 N 35th Ave, Phoenix, AZ 85017, and its new phone number is (928) 208 4486. The Company is also building a new web site at www.waterandiceshop.com with a current email contact at info@waterandiceshop.com.

The Company has made application to OTC Markets, Inc. (“OTC Markets”) and is currently waiting for the required codes to download current information and make changes to the company profile. Upon approval by OTC Markets and receipt of proper codes, the Company will download current information, financial statements, and securities information in an attempt to become a Pink Sheet Current issuer with OTC Markets. Additionally, the Company has hired securities counsel which will work with OTC Markets to get the Skull and Cross Bones caveat emptor removed from its profile.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2021, the Company accepted the resignations of Tom Ilic and Miro Zecevic as officers and directors. Before their respective resignations, Mr. Ilic and Mr. Zecevic named Kathryn Gavin, a resident of the State of Arizona, as the new sole officer and director of the Company. The Company filed an update to with the Georgia Secretary of State naming Ms. Gavin as the sole officer and director of the Company.

Below is a short biographical background on Ms. Gavin.

Ms. Kathryn Gavin – President, Secretary, Treasurer, and Director – Ms. Gavin has had numerous professional management positions during her career including being the former sole officer and director of UMAX Group Corp., a Nevada corporation, a pink sheet company trading under the ticker symbol “UMAX (e.g. from June 1, 2018 to December 31, 2018). During her short time with UMAX, Ms. Gavin assisted in rectifying many corporate governance issues and attempted to finalize several strategic acquisitions before moving her business interest to a more lucrative business opportunity she identified in commercial water and ice manufacturing, production, and sale as described under S.I.C. Code 4981 (Water Supply) and S.I.C. Code 2097 (Manufactured Ice). This new industry focus was the impetus to her moving to Scottsdale, Arizona in the Summer of 2020. Since her arrival in Arizona, Ms. Gavin has researched, located, and is in current negotiations to acquire several high-profile cash flow positive business operations in the State of Arizona in these two particular S.I.C. code industries which she plans to bring to the public markets through the HIRU Corporation.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIRU Corp.
DATE: March 15, 2021	By:	/s/ Kathryn Gavin
	Name:	Kathryn Gavin
	Title:	President and Chief Operating Officer